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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 12, 2005
                               (DECEMBER 7, 2005)

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                              GENESIS ENERGY, L.P.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
          DELAWARE                       1-12295                  76-0513049
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

     500 DALLAS, SUITE 2500
         HOUSTON, TEXAS                                             77002
(Address of Principal Executive                                   (Zip Code)
            Offices)

                                 (713) 860-2500
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 7, 2005, Genesis Energy, L.P. ("GELP", "we" or "us") entered into an Underwriting Agreement (the "Underwriting Agreement") among us, Genesis Crude Oil, L.P. and A.G. Edwards & Sons, Inc., as representative of the underwriters named in the Underwriting Agreement, in connection with our public offering of common units representing limited partner interests.

     The Underwriting Agreement provides for, among other things, the sale by us of an aggregate of 3,600,000 common units to the underwriters for sale to the public. In addition, the underwriters have a 30-day option to buy up to an additional 540,000 common units from us to cover over-allotments, if any.

     A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the Underwriting Agreement contained herein is qualified in its entirety by the full text of such exhibit.

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ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     The following materials are filed as exhibits to this Current Report on Form 8-K.

1.1 Underwriting Agreement dated December 7, 2005 among Genesis Energy, L.P., Genesis Crude Oil, L.P. and A.G. Edwards & Sons, Inc., as representative of the several underwriters named therein

5.1 Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the legality of the common units

23.1 Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENESIS ENERGY, L.P.
                                        (A DELAWARE LIMITED PARTNERSHIP)

Date: December 12, 2005                 By: GENESIS ENERGY, INC.,
                                            as General Partner


                                        By: /s/ Ross A. Benavides
                                            ------------------------------------
                                            Ross A. Benavides
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

1.1 Underwriting Agreement dated December 7, 2005 among Genesis Energy, L.P., Genesis Crude Oil, L.P. and A.G. Edwards & Sons, Inc., as representative of the several underwriters named therein

5.1 Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the legality of the common units

23.1 Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1)